Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC ENTERTAINMENT HOLDINGS, INC. SUCCESSFULLY COMPLETES $350 MILLION AT-THE-MARKET EQUITY OFFERING

AND REDUCES DEBT BY $62 MILLION,

BOLSTERING LIQUIDITY AND STRENGTHENING THE BALANCE SHEET

LEAWOOD, KANSAS - (December 11, 2023) -- AMC Entertainment Holdings, Inc. (NYSE: AMC) (“AMC” or “the Company”), announced today that it has completed its previously disclosed $350 million at-the-market (“ATM”) equity offering launched on November 9, 2023 and repurchased debt or exchanged debt for equity thereby reducing liabilities by $62.28 million.

AMC raised $350 million of new equity capital, before commissions and fees, through the sale of approximately 48.0 million shares, at an average price of approximately $7.29 per share.

Using a portion of the proceeds raised through the ATM offering, AMC repurchased $50 million principal amount of its 10% second lien notes due 2026 at an average discount of 19.67%, plus accrued interest. In addition, AMC exchanged $12.275 million principal amount of its 10% second lien notes due 2026 plus accrued interest for approximately 1.6 million shares of Class A common stock with an implied value of $8.19 per share (based on the aggregate principal amount and accrued interest exchanged).

Commenting on the capital transactions, AMC Chairman and CEO Adam Aron said, “Successfully raising an additional $350 million of equity capital and reducing debt by more than $62 million in a single month underscores our continued commitment to strengthen our balance sheet by bolstering liquidity and methodically reducing debt levels.”

Aron continued, “Thus far in 2023, AMC has raised $865 million of gross equity capital and lowered liabilities by approximately $440 million by reducing our corporate borrowings by approximately $350 million and repaying more than $90 million of COVID-19 related deferred rent liabilities. Our commitment to strengthening the balance sheet is further evidenced by the more than $1 billion reduction in our corporate borrowings and deferred rent liabilities since December 31, 2020.”

Aron concluded, “Through methodically fortifying our financial position as we progress along our recovery trajectory, we ensure our ability to manage through industry challenges, including the ongoing impact of the Hollywood strikes earlier this year, and position AMC to thrive in the future as we deliver value to our shareholders.”

About AMC Entertainment Holdings, Inc.

AMC is the largest movie exhibition company in the United States, the largest in Europe and the largest throughout the world with approximately 900 theatres and 10,000 screens across the globe. AMC has propelled innovation in the exhibition industry by: deploying its Signature power-recliner seats; delivering enhanced food and beverage choices; generating greater guest engagement through its loyalty and subscription programs, website, and mobile apps; offering premium large format experiences and playing a wide variety of content including the latest Hollywood releases and independent programming. For more information, visit www.amctheatres.com.

Website Information

This press release, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for email alerts.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding our recovery trajectory, the use of proceeds from the ATM equity offering, changing market dynamics and capitalizing on opportunities to further strengthen AMC’s balance sheet. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; availability of financing upon favorable terms or at all; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the impact of the COVID-19 virus on AMC, the motion picture exhibition industry, and the economy in general; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its borrowing capacity and its ability to meet its financial maintenance and other covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production and performance; general and international economic, political, regulatory and other risks; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of common stock; dilution of voting power through the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, we caution you against relying on forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s 2022 Form 10-K for the year ended December 31, 2022 and Form 10-Q for the quarter ended June 30, 2023, each as filed with the SEC, and the risks, trends and uncertainties identified in AMC’s other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

Source: AMC Entertainment Holdings, Inc.

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